SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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FORUM FUNDS THREE CANAL PLAZA PORTLAND, ME 04101

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CARNE
               FUNDS

CARNE LARGE CAP VALUE FUND
(formerly known as the Waterville Large Cap Value Fund)
Three Canal Plaza
Portland, Maine 04101

March 30, 2012

Dear Shareholder:

The Board of Trustees of Forum Funds (the “Trust”) has called a special meeting (the “Special Meeting”) of the shareholders of the Carne Large Cap Value Fund (formerly known as the Waterville Large Cap Value Fund), a series of the Trust (the “Fund”), to approve a new Investment Advisory Agreement for the Fund (the “New Agreement”) between the Trust and Carne Capital, LLC (“Carne”).  The Special Meeting is scheduled to be held on May 3, 2012.

For the period of November 2, 2009 (commencement of operations of the Fund) through December 27, 2011, Waterville Capital, LLC (“Waterville”) served as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Trust and Waterville (the “Original Agreement”).  During that period, Waterville was privately owned by its founders Joseph Delaney and Francis Sean Bonner.

At a meeting held on December 27, 2011, the Trust’s Board of Trustees (the “Board”) terminated the Original Agreement effective at the close of business on December 27, 2011 as a result of developments at Waterville that the Board believed rendered Waterville unable to provide responsible management to the Fund as reasonably expected from an investment adviser. Also at their meeting, the Board appointed Carne as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust and Carne with respect to the Fund effective at the close of business on December 27, 2011 (the “Interim Agreement”).  The Interim Agreement will remain in effect for 150 days from the date of its effectiveness or until the date that the Fund’s shareholders approve a new investment advisory agreement, whichever is earlier.

The Board unanimously approved, subject to approval by shareholders, the New Agreement with Carne at a meeting held on January 30, 2012. Carne is a newly SEC registered adviser independently and privately owned by its founder Francis Sean Bonner. Mr. Bonner co-managed and then managed the Fund’s portfolio at Waterville and he intends to continue to manage the Fund in the same manner after shareholder approval of the New Agreement.  Furthermore, the advisory fee rates payable by the Fund under the New Agreement are lower than the rates payable under the Original Agreement. However, it is anticipated that total annual operating expenses for Investor Shares will increase by 0.10%. The Board recommends that you vote “FOR” the approval of the New Agreement.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY TELEPHONE OR VIA THE INTERNET.  NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.  THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE SPECIAL MEETING.  IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN MAY 2, 2012.  YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET USING THE INSTRUCTIONS SHOWN ON THE PROXY CARD.  IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US TOLL-FREE AT (877) 356-9055.

We appreciate your participation and prompt response and thank you for your continued support of the Fund.

Sincerely,

Stacey E. Hong
President, Forum Funds

CARNE LARGE CAP VALUE FUND
(formerly known as the Waterville Large Cap Value Fund)
Three Canal Plaza
Portland, Maine 04101
_________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
MAY 3, 2012
_________________________

To the Shareholders of the Carne Large Cap Value Fund (formerly known as the Waterville Large Cap Value Fund):

Notice is hereby given that a special meeting of shareholders (the “Special Meeting”) of the Carne Large Cap Value Fund (formerly known as the Waterville Large Cap Value Fund) (the “Fund”), a series of Forum Funds (the “Trust”), will be held at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 on May 3, 2012 at 10:00 a.m. (Eastern Time).  The purpose of the Special Meeting is:

1.	To approve a new Investment Advisory Agreement for the Fund between the Trust and Carne Capital, LLC; and

2.	To transact such other business as may properly come before the Special Meeting.

The Trust’s Board of Trustees has fixed the close of business on March 13, 2012 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof.  Please carefully read the accompanying Proxy Statement.

By Order of the Board of Trustees,
                    David Faherty
Vice President

Portland, Maine
March 30, 2012

YOUR VOTE IS VERY IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO VOTE EITHER (1) ON THE ENCLOSED PROXY, BY DATING AND SIGNING, AND RETURNING IT PROMPTLY IN THE ENVELOPE PROVIDED; (2) BY CALLING (TOLL FREE), THE TELEPHONE NUMBER ON YOUR PROXY CARD; OR (3) BY LOGGING ONTO THE INTERNET ADDRESS ON YOUR PROXY CARD.

TABLE OF CONTENTS	PAGE

INTRODUCTION	1
PROPOSAL	3
Background Information	3
The Interim Agreement	3
The New Agreement	4
Considerations of the Board of Trustees	8
INFORMATION ABOUT CARNE CAPITAL, LLC	10
LITIGATION	10
OTHER MATTERS	11
ADDITIONAL INFORMATION	12
Other Fund Service Providers	12
Reports to Shareholders	12
FORM OF INVESTMENT ADVISORY AGREEMENT	EXHIBIT A

PROXY STATEMENT

CARNE LARGE CAP VALUE FUND
(formerly known as the Waterville Large Cap Value Fund)
Three Canal Plaza
Portland, Maine  04101
____________________

Special Meeting of Shareholders
May 3, 2012
___________________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Forum Funds (the “Trust”), on behalf of the Carne Large Cap Value Fund (formerly known as the Waterville Large Cap Value Fund) (the “Fund”), a series of the Trust, to approve a new Investment Advisory Agreement between the Trust and Carne Capital, LLC (“Carne”) with respect to the Fund (the “Proposal”).  The Trust is a registered open-end investment company whose executive offices are located at Three Canal Plaza, Suite 600, Portland, Maine 04101.  Voting of Fund shares will occur at a special meeting of shareholders (the “Special Meeting”) of the Fund to be held at the offices of the Fund’s administrator, Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services)(“Atlantic”), Three Canal Plaza, Suite 600, Portland, Maine 04101, on May 3, 2012 at 10:00 a.m. (Eastern time), or at any postponement or adjournment thereof for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  The Notice of Special Meeting of Shareholders, this Proxy Statement and the proxy card are first being mailed to shareholders of the Fund on or about April 5 , 2012.

The Board has fixed the close of business on March 13, 2012 as the record date (the “Record Date”) for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof.  As of the Record Date, there were 3,275 ,516 . 938 shares and 5 3,265 .333   shares outstanding of the Fund’s Institutional Shares and Investor Shares, respectively.  Institutional Shares and Investor Shares will vote together on the Proposal as shareholders of the Fund.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  Shares may be voted in person or by proxy.  One-third of the outstanding shares of the Fund as of the Record Date present in person or by proxy will constitute a quorum for the transaction of business at the Special Meeting.  All properly executed proxies received on or before May 2, 2012 will be counted at the Special Meeting and any adjournment thereof in accordance with the instructions marked thereon or otherwise provided therein.  Proxies received after that date will be counted only if the Special Meeting is adjourned.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Fund shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast at the Special Meeting.  Broker non-votes are Fund shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners and other persons entitled to vote and for which the broker lacks discretionary voting authority.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the affirmative vote necessary to approve the Proposal may be determined with reference to a percentage of voting power of shares present at the Special Meeting.  For this reason, abstentions and broker non-votes have the effect of votes “Against” the Proposal.  In completing proxies, therefore, shareholders should be aware that checking the box labeled “Abstain” would result in the shares covered by the proxy being treated as if they were voted “Against” the Proposal.

If a choice is not specified on an executed proxy that is returned in time to be voted at the Special Meeting, the proxy will be voted “FOR” the Proposal.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal.  Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Special

Meeting.  In that case, the persons named as proxies will vote all proxies that they are entitled to vote for the Proposal as “For” such an adjournment and any proxies required to be voted against the Proposal will be voted “Against” such adjournment.  Abstentions and broker non-votes will not be voted “For” or “Against” any adjournment and therefore will have the effect of voting “Against” an adjournment.  A shareholder vote may be taken on the Proposal prior to adjournment if sufficient shares are present to constitute a quorum and it is otherwise appropriate.

Approval of the Proposal by the Fund requires the affirmative vote of the lesser of either (a) 67% or more of the shares of the Fund present at the Special Meeting in person or represented by proxy if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Fund.

You may vote on the Proposal by utilizing one of the following options:

By Mail:	Complete the enclosed proxy card ("Proxy Card") and return it in the postage paid envelope provided.
By Telephone:	Call the toll-free number on your Proxy Card.
By Internet:	Use the internet address on you Proxy Card.
In Person:	Attend the Special Meeting in person at 10:00 a.m. (Eastern Time) on May 3, 2012, at the offices of Atlantic, Three Canal Plaza, Suite 600, Portland, Maine 04101.

If you plan to vote by mail, you should complete the Proxy Card by:

(1)	Indicating whether you vote “FOR”, “AGAINST”, or “ABSTAIN” from voting on the Proposal by checking the appropriate box on the Proxy Card;

(2)	Signing and dating the Proxy Card; and

(3)	Returning the Proxy Card in the enclosed postage-paid envelope.

To change your vote, you may send a written notice of revocation to Atlantic, at Three Canal Plaza, Suite 600, Portland, Maine, 04101, or by personally casting a vote at the Special Meeting. The written notice of revocation must:

(1)	Identify you;

(2)	State that as a Fund shareholder, you revoke your prior vote; and

(3)	Indicate your approval, disapproval or abstention from voting with respect to the Proposal.

The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust, employees of Carne or by an independent proxy solicitor employed by Carne.  Carne will bear all of the costs of the Special Meeting and the preparation, printing and mailing of this Proxy Statement, the solicitation of proxies and the tabulation of the Proxy Cards.

PROPOSAL

APPROVAL OF INVESTMENT ADVISORY AGREEMENT BETWEEN FORUM FUNDS AND CARNE CAPITAL, LLC

Background Information

For the period of November 2, 2009 (commencement of operations of the Fund) through December 27, 2011, Waterville Capital, LLC (“Waterville”) served as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Trust and Waterville (the “Original Agreement”).  During that period, Waterville was privately owned by its founders, Joseph Delaney and Francis Sean Bonner. The Board initially approved the Original Agreement at its October 8, 2009 meeting.  The Board’s most recent approval of the continuation of the Original Agreement occurred at a meeting held on September 16, 2011. For the fiscal year ended October 31, 2011, the fee paid to Waterville under the Original Agreement was $400,658 which was 1.00% of the average daily net assets of the Fund, of which nothing was waived by Waterville.

The Original Agreement was first approved by the Fund’s initial shareholder contemporaneously with the inception of the Fund.

At a meeting held on December 27, 2011, the Board of Trustees terminated the Original Agreement effective at the close of business on December 27, 2011 as a result of developments at Waterville that the Board believed rendered Waterville unable to provide responsible management to the Fund as reasonably expected from an investment adviser. Also, at their meeting the Board appointed Carne as the Fund’s investment adviser pursuant to an Interim Investment Advisory Agreement between the Trust and Carne with respect to the Fund (the “Interim Agreement”).

At a meeting of the Board held on January 30, 2012, the Board approved unanimously a new Investment Advisory Agreement for the Fund between Carne and the Trust (the “New Agreement”), subject to approval by shareholders.  The terms of the New Agreement are updated as compared to certain terms of the Original Agreement as discussed below.  Notwithstanding these updates, there will be no reduction in services provided to the Fund under the New Agreement in comparison to the services provided under the Original Agreement and there will be no material difference in the services Carne provides to the Fund under the New Agreement in comparison to the services provided under the Original Agreement. Furthermore, the advisory fee rate payable from the Fund under the New Agreement is 0.95% of the average daily net assets of the Fund, which is 0 .05% lower than the fee rate payable by the Fund under the Original Agreement. However, it is anticipated that total annual operating expenses of Investor Shares will increase by 0.10%. The Board recommends that you vote “FOR” the approval of the New Agreement.

The Interim Agreement

The Interim Agreement was approved by the Board, including by a majority of the Trust’s trustees who are not parties to the agreement or interested persons of any such party (other than as trustees of the Trust) (the “Independent Trustees”), at a meeting held on December 27, 2011.  The Board, including the Independent Trustees, determined that the scope and quality of services to be provided to the Fund under the Interim Agreement were equivalent to the scope and quality of services provided under the Original Agreement.  The terms of the Interim Agreement are identical in all material respects to those of the Original Agreement, except for the effective period and the fees .  The Interim Agreement provides for a termination date no later than 150 days from the date of the termination of the Original Agreement or upon approval of a new investment advisory agreement with Carne by the Fund’s shareholders, whichever is earlier.  The Interim Agreement can also be terminated at any time by (i) the Trust in its reasonable discretion and having due regard to the protection of investors if the Board finds that the services being rendered by Carne under the Interim Agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser, (ii) the Trust on 60 days’ written notice to Carne, (iii)  a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to Carne, or (iv) Carne on 60 days’ written notice to the Trust.  If the New Agreement is approved by the Fund’s shareholders, the Interim Agreement will terminate concurrently with the effectiveness of the New Agreement.

Under a separate agreement between Carne and the Trust, beginning on March 1, 2012, Carne has contractually agreed to waive up to its entire investment advisory fee as necessary if each class’ total annual operating expenses

(excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) for the Fund exceed 2.00% and 2.25% for the Institutional Shares class and Investor Shares class, respectively, under the Interim Agreement. Carne has agreed to maintain such contractual waiver for the Fund through the effective period of the Interim Agreement.  Thus, the Fund’s current expense cap with respect only to the Investor Shares will increase as a result of the Interim Agreement. Pursuant to the Interim Agreement, Carne has agreed to be responsible for all costs of this solicitation, including the costs of preparing this proxy statement and meeting fees and expenses and will reimburse fees of counsel to the Trust and the Independent Trustees, and the Trust shall have the right to deduct such costs from the advisory fees otherwise payable to Carne under the Interim Agreement.

The New Agreement

At the Board meeting on January 30, 2012, the Board, including the Independent Trustees present at the meeting, unanimously approved the New Agreement, subject to the approval of Fund shareholders. The terms of the New Agreement are updated as compared to certain terms of the Original Agreement as discussed below.  Notwithstanding these updates, there will be no reduction in services provided to the Fund under the New Agreement in comparison to the services provided under the Original Agreement and there will be no material difference in the services Carne provides to the Fund under the New Agreement in comparison to the Original Agreement . The advisory fee rate, however, to be paid by the Fund under the New Agreement is lower than the fee rate payable by the Fund under the Original Agreement. Pursuant to the New Agreement, Carne has agreed to be responsible for all costs of this solicitation, including the costs of preparing this proxy statement and meeting fees and will reimburse expenses and fees of counsel to the Trust and the Independent Trustees, and the Trust shall have the right to deduct such costs from the advisory fees otherwise payable to Carne under the New Agreement.

Under the New Agreement, the Trust will engage Carne subject to the general supervision of the Board, and Carne will manage the investment and reinvestment of the assets of the Fund. For rendering investment advisory services to the Fund, Carne will reduce the advisory fee rate payable from the Fund under the Original Agreement to an annual fee of 0.95% of the Fund’s average daily net assets. Carne has contractually agreed through March 1, 2013, to waive up to its entire investment advisory fee as necessary so that total annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) for the Fund do not exceed 2.00% and 2.25% for each of the Institutional Shares class and Investor Shares class, respectively (“Expense Limitation Agreement”) . The Expense Limitation Agreement proposed to be in effect through March 1, 2013 will cause the Investor Shares class expenses to increase because the expense limitation agreement that was in place under the Original Agreement limited total annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) of the Investor Shares class to 2.00% of average daily net assets. Thus, total annual operating expenses for Investor Shares is expected to increase by 0.10%. The advisory fee rate of 0.95% of the Fund’s average daily net assets is the same for both the Institutional Shares class and the Investor Shares class and does not change as a result of the Expense Limitation Agreement.

The New Agreement requires Carne, among other things, to:

(1)	make decisions with respect to all purchases and sales of securities and other investment assets in the Fund;

(2)	furnish to the Board, which has overall responsibility for the business and affairs of the Trust and the Fund, periodic reports concerning the performance and operation of the Fund;

(3)
maintain records relating to the advisory services rendered to the Fund as required to be maintained by the Trust pursuant to applicable law, including records pertaining to Fund transactions and the placing and allocation of brokerage orders; and

(4)	provide the Fund’s custodian and fund accountant, on each Fund business day, with information relating to all transactions concerning the Fund’s assets.

The New Agreement permits Carne to perform investment advisory services for entities other than the Trust and the Fund. The New Agreement also provides that Carne shall not be liable to the Trust or the Fund for mistakes of judgment or mistakes of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of Carne’s duties or obligations under the New Agreement or by reason of Carne’s reckless disregard of its duties and obligations under the New Agreement. With respect to the foregoing, the standard of gross negligence in the Original Agreement was changed to negligence in the New Agreement. Neither the Trustees of the Trust nor the shareholders of the Fund are liable for any obligations of the Trust or the Fund under the New Agreement.

The New Agreement also reflects certain other updates to the Original Agreement. Among others, the updates pertain to the following:

•
the requirement that Carne provide the Trust with a copy of its Articles of Organization and Limited Liability Company Operating Agreement and a copy of its Form ADV Part I as filed with the United States Securities and Exchange Commission;

•
the ability of the Trust to setoff expenses of the Fund against advisory fee payments to the extent that such expenses cause the Fund to exceed any applicable expense cap and/or waiver agreement, whether written or oral, agreed upon by Carne;

•	the liability of Carne for errors of other service providers to the Fund that arise from Carne’s providing false or misleading information to other service providers; and

•
that Carne shall indemnify and hold harmless the Trust, each separate series of the Trust and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (i) any breach of Carne’s obligations under the New Agreement, (ii) any acts or failures to act of Carne resulting from Carne’s bad faith, willful misfeasance or negligence in the performance of the Carne’s duties or obligations under the New Agreement or by reason of Carne’s reckless disregard of its duties and obligations under the New Agreement, (iii) any breach of a representation or warranty of Carne set forth in the New Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of Carne in their capacity as such.

If the New Agreement with Carne is approved by the Fund’s shareholders, the New Agreement will be effective for an initial two-year period and thereafter will continue in effect for successive one year periods, provided that such continuance is in conformity with the requirements of the 1940 Act. The New Agreement is terminable, without penalty, by the Trust or by a vote of a majority of the voting securities of the Fund on 60 days’ written notice to Carne or by Carne on 60 days’ written notice to the Trust. In addition, the New Agreement may be terminated without notice by the Trust if the Board determines, in its reasonable discretion and having due regard to the protection of investors, that the services being rendered by Carne under the New Agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser. The New Agreement also provides for automatic termination in the event of its assignment, as that term is defined under the 1940 Act. The New Agreement may be amended or modified only by a written agreement that is properly authorized and executed by the Trust and Carne, and, if required by the 1940 Act, by vote of a majority of the outstanding voting securities of the Fund.

Any description of the New Agreement set forth herein is qualified in its entirety by the provisions of the form of Investment Advisory Agreement attached hereto as Exhibit A.  You are urged to review the New Agreement in its entirety.

What is the advisory fee payable under the New Agreement as compared to the Original Agreement?

Under the New Agreement, the Fund would pay Carne an annual advisory fee rate, payable monthly, based on the average daily net assets of the Fund, of 0.95%. Pursuant to a waiver agreement, Carne has contractually agreed through October 31, 2013 to waive up to its entire investment advisory fee as necessary so that total annual operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) for the Fund do not exceed 2.00% and 2.25% for the Institutional Shares class and the Investor Shares class, respectively (the “Expense Limitation Agreement”). The Expense Limitation Agreement shall renew automatically for one-year terms unless Carne provides written notice of termination at least 90 days prior to the end of the then current term or upon termination of the New Agreement or the Interim Agreement.  As indicated in the Annual Fund Operating Expenses table below under "Comparison of Expenses", currently Carne would not be required to waive any advisory fees pursuant to the Expense Limitation Agreement and, therefore, the Expense Limitation Agreement does not currently provide any economic benefit to shareholders of the Fund.

For the services it provided to the Fund under the Original Agreement, Waterville received an advisory fee, payable monthly, at the annual rate of the Fund’s average daily net assets shown in the table below.  The table below also indicates the actual annual fees (advisory fees) paid by the Fund to Waterville for the fiscal year ended October 31, 2011 under the Original Agreement (which does not include amounts recouped by Waterville during the period) and the annual fees (advisory fees) that would have been paid to Carne had the New Agreement been in effect for the same period.

Original Agreement	Annual Advisory Fee Rate as a % of average daily net assets	Advisory Fees Paid for Fiscal Year Ended October 31, 2011
Carne Large Cap Value Fund (1)(2)	1.00%	$400,658

New Agreement	Annual Advisory Fee Rate as a % of average daily net assets	Advisory Fees Paid for Fiscal Year Ended October 31, 2011
Carne Large Cap Value Fund (1)(2)	0.95%	$380,685
_________________________

(1)
If the shareholders of the Fund approve the Proposal at the Special Meeting, the Fund would pay Carne an annual advisory fee, payable monthly, based on the average daily net assets of the Fund of 0.95%.

(2)	For the fiscal year ended October 31, 2011, the advisory fee payable under the New Agreement would have been 95% of the advisory fee paid under the Original Agreement for the same period.

Comparison of Expenses

The following table shows annual fund expense ratios for the Fund under the Original Agreement as a percentage of average daily net assets, both before (total) and after (net) expense waivers and reimbursements.  The pro forma operating expenses show the anticipated effects of implementing the New Agreement on both total and net annual operating expenses.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

	Carne Large Cap Value Fund (Original Agreement)	Carne Large Cap Value Fund (Pro Forma -After implementing the New Agreement)
Institutional Shares
Management Fees	1.00%	0.95%
Distribution and/or Shareholder Services (12b-1) Fees	N/A	N/A
Other Expenses(1)	0.78%	0.78%
Total Annual Fund Operating Expenses	1.78%	1.73%
Net Annual Fund Operating Expenses After Waivers and Reimbursements	1.78%	1.73%

Investor Shares
Management Fees	1.00%	0.95%
Distribution and/or Shareholder Services (12b-1) Fees	0.25%	0.25%
Other Expenses(2)	0.90%	0.90%
Total Annual Fund Operating Expenses	2.15%	2.10%
Less Waivers and Reimbursements(2) (3)	(0.15) %	--
Net Annual Fund Operating Expenses After Waivers and Reimbursements	2.00%	2.10% (4)

_________________________
(1)
This table shows the operating expenses for each class of the Fund as a ratio of expenses to average daily net assets.  These expenses are based on each class’ actual operating expenses for the fiscal year ended October 31, 2011.

(2)
Pursuant to the expense limitation agreement in place through February 29, 2012, Carne was contractually obligated to limit expenses of the Fund to 2.00% for each of the Institutional and Investor Shares classes, excluding interest, taxes, brokerage commissions and extraordinary expenses.

(3)
Carne has entered into a written expense limitation agreement with the Trust, under which it limits the expenses of the Fund to 2.00% and 2.25% for the Institutional Shares and Investor Shares classes, respectively, excluding interest, taxes, brokerage commissions and extraordinary expenses through March 31, 2013. Carne may be reimbursed by the Fund for any contractual fee reduction or expense reimbursements if reimbursement to Carne occurs within three years of the fee reduction or expense reimbursement and does not cause the Net Annual Fund Operating Expenses of the Fund to exceed the percentage limit contractually agreed. Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap would apply.

(4)
The Expense Limitation Agreement proposed to be in effect through March 1, 2013 will cause the Investor Shares class expenses to increase compared because the expense limitation agreement that was in place under the Original Agreement limited total annual operating expenses (excluding brokerage, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) of the Investor Shares class to 2.00% of average daily net assets.

Expense Example

The Example below is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds, assuming both current expenses and the anticipated effects of implementing the New Agreement.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated.  The Example also assumes that your investment had a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Carne Large Cap Value Fund (Original Agreement)	1 Yr	3 Yrs	5 Yrs	10 Yrs
Institutional Shares	$181	$560	$964	$2,095
Investor Shares	$203	$673	$1,154	$2,483

Carne Large Cap Value Fund (Pro Forma —After implementing New Agreement)	1 Yr	3 Yrs	5 Yrs	10 Yrs
Institutional Shares	$176	$545	$939	$2,041
Investor Shares	$213	$658	$1,129	$2,431

The Example reflects any applicable expense limitation agreements and/or waivers in effect, or proposed to be in effect in the case of the Original Agreement information for the one-year period based on the expense limitation agreement in place through February 29, 2012 .

What is the recommendation of the Board?

Based upon its review, the Board has determined that the Proposal is in the best interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including all of the Independent Trustees present at its January 30, 2012, meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that the Fund’s shareholders vote “FOR” the Proposal to approve the New Agreement, as discussed in this Proxy Statement.

Considerations of the Board of Trustees

At the Board meetings held on December 27, 2011 and January 30, 2012, the Board, including the Independent Trustees, determined to terminate the Original Agreement and considered the approval of the Interim Agreement and the New Agreement, respectively.

In determining to terminate the Original Agreement the Board considered that, as a consequence of differences between the principals of Waterville, it was no longer able to provide responsible management to the Fund as reasonably expected from an investment adviser. In considering the Interim Agreement and the New Agreement, the Board reviewed information furnished by Carne regarding: (i) services to be provided to the Fund including the nature, extent and quality of such services; (ii) the Fund’s performance; (iii) the compensation to be paid to Carne including the cost of advisory services to be provided and profits to be realized by Carne and its affiliates from the relationship with the Fund, including the expense limitation arrangements for the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee reflects these economies of scale for the benefit of the Fund’s investors; and (v) other benefits received by Carne and its affiliates from their relationship with the Fund.  In particular, the Board focused on the following factors and made the following conclusions in considering approval of the Interim Agreement and the New Agreement:

Services.  In considering the nature, extent and quality of the services provided to the Fund by Waterville under the Original Agreement and to be provided by Carne under the Interim Agreement and the New Agreement, the Board considered that Carne was a recently formed investment adviser but that the individual who was then primarily responsible for portfolio management of Fund assets on behalf of

Waterville will continue to manage the Fund assets on behalf of Carne.  The Board also considered that Carne represented that it could transition the day-to-day management of the Fund with minimal disruptions and it would provide high quality portfolio management services to the Fund under the Interim Agreement and the New Agreement. Carne further represented that it has adequate resources and staffing to operate and service the Fund properly and will be proactive in taking necessary steps to ensure that adequate staffing levels are maintained as the Fund grows.  The Board also considered that Carne represented that it has the requisite compliance and back office support to help ensure continuation of Fund operations under the Interim Agreement and New Agreement.  Based on the foregoing, the Board concluded that Carne would provide the Fund the type of responsible investment management reasonably expected from an investment adviser.

Performance.  In connection with a presentation by Carne regarding its proposed approach to managing the Fund, the Board considered the Fund’s performance. In this regard, the Board noted Carne’s representation that the portfolio manager who was primarily responsible for portfolio management of the Fund during the performance period presented intends to continue managing the Fund according to the same investment strategy as had been used by Waterville. The Board noted that the Fund outperformed its S&P 500 Index benchmark for the one-year period ended October 31, 2011. After discussion of the Fund’s performance relative to its peers and benchmark, the Board concluded that the Fund’s performance was acceptable.

Costs of Services and Profitability. The Board considered information provided by Carne regarding its costs of services and potential profitability with respect to the Fund. The Board also considered Carne’s financial information and stability. The Board also considered the fact that Carne would charge the Fund a lower advisory fee rate than was charged under the Original Agreement.  It was noted that Carne has no affiliates.  Based on this information, the Board concluded that Carne’s expected level of profits attributable to management of the Fund likely would be reasonable in light of the services to be provided by Carne on behalf of the Fund.

Expense Limitation Arrangement. The Board considered that Carne has contractually agreed through at least March 1, 2013 to waive a portion of its advisory fees under both the Interim Agreement and the New Agreement and to reimburse Fund expenses in order to limit the Fund’s total annual operating expenses to 2.00% and 2.25% of average daily net assets with respect to the Institutional Shares class and the Investor Shares class, respectively. The Board also considered that, as a result of the expense limitation agreement, Fund expenses for the Institutional Shares class will not increase under the Interim Agreement or the New Agreement but that Fund expenses for the Investor Shares class will increase as a result of the increase of the Investor Shares class cap on expenses from 2.00% to 2.25% of that class’ of average daily net assets .

Compensation and Economies of Scale. Among other things, the Board considered Carne’s proposed compensation for providing advisory services to the Fund. The Board noted that the advisory fee rate would decrease under the New Agreement and that, despite an estimated 0.10% increase in the total annual fund operating expenses, Carne’s net advisory fee would be less than the advisory fee paid under the Original Agreement. Carne represented that it does not provide advisory services to any other comparable accounts. The Board did not consider comparative information on advisory fees and total expenses of similar mutual funds because it considered such information in connection with the renewal of the Original Agreement at its September 16, 2011 Board meeting and the proposed advisory fee rate under the Interim Agreement and New Agreement would be lower than the Original Agreement.  Based on the foregoing, the Board concluded that Carne’s advisory fee rate to be charged to the Fund was fair and reasonable.

Other Benefits. The Board noted Carne’s representation that it would utilize soft dollar arrangements to obtain third party research. Based on the foregoing representation, the Board concluded that other anticipated benefits received by Carne would not be a material factor to consider in approving the New Agreement.

Based upon its review, the Board concluded that the overall arrangement between the Fund and Carne is fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment and that approval of the New Agreement would be in the best interests of the Fund and its shareholders.  The Board approved the New Agreement and recommends approval of the New Agreement by the Fund’s shareholders.

What is the required vote?

Shareholders of the Fund must approve the New Agreement for it to become effective.  Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose means the affirmative vote of the lesser of either: (a) 67% or more of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

What happens if shareholders do not approve the Proposal?

If shareholders do not approve the New Agreement within 150 days of the effective date of the Interim Agreement (i.e., May 25, 2012), the Board will take such actions as it deems in the best interests of the Fund’s shareholders.

The Board, including the Independent Trustees, recommends that the shareholders of the Fund vote “FOR” the Proposal.

INFORMATION ABOUT CARNE CAPITAL, LLC

Carne is a newly formed limited liability company organized under the laws of the Commonwealth of Pennsylvania.  The principal executive offices of Carne are located at 259 Radnor-Chester Road, Suite 210, Radnor, PA 19087.  Carne is newly registered with the SEC as an investment adviser. As of December 26, 2011, Carne had no assets under management. Carne does not manage any other mutual funds.

Set forth below is information about each director, member, and officer of Carne, each of whom may be contacted at Carne’s principal business address:

Name	Position with Adviser	Principal Occupation
Francis Sean Bonner	President and Chief Executive Officer	Carne
Rishi Desai	Chief Compliance Officer	Cipperman Compli a nce Services

LITIGATION

On January 19, 2012, Joseph Delaney, a co-founder of Waterville, filed a complaint with the Court of Common Pleas of Delaware County, Pennsylvania naming F. Sean Bonner and Carne as defendants. The complaint alleges, among other things, that Mr. Bonner breached his fiduciary duties to Mr. Delaney and misappropriated the business opportunities belonging to Waterville by entering into the Interim Agreement. The action seeks equitable relief and damages, including the imposition of a constructive trust transferring ownership of Carne to Waterville, and prohibiting Mr. Bonner from making any transfers of assets from Carne without Mr. Delaney’s consent. The Trust has been advised by Carne that Mr. Bonner believes these claims to be without merit and intends to defend them vigorously.

At a hearing held on January 26, 2012, in response to Mr. Delaney’s petition for temporary restraining order and for preliminary injunction, which included the imposition of a constructive trust, the Court of Common Pleas of Delaware County ordered: “…after review of [Mr. Delaney’s] Petition filed on January 19, 2012, [Mr. Bonner’s] Response, two hours of Direct Testimony which was truncated by this Court and Argument of Counsel, the Petition is DENIED on the basis that Petitioner’s position does not establish that harm cannot be adequately compensated by damages.” Neither the Fund nor the Trust is a party to this litigation .

OTHER MATTERS

No other matters are expected to be presented at the Special Meeting other than the Proposal.  If any other matter properly comes before the Special Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

It is anticipated that, following the Special Meeting, the Fund will not hold any meetings of shareholders except as required by Federal law or Delaware state law.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Vice President of the Trust, David Faherty, c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101.

As of the Record Date, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Fund.  As of the Record Date, the following shareholders beneficially or of record owned more than 5% of the outstanding shares of a class of the Fund:

Title of Class of Shares	Name and Address of Beneficial Owner*	Number of Shares	Percentage of Class Owned
Institutional	Charles Schwab & Co. Inc. Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	3,093,202.169	94.43%
Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	7,402.212	13.90%
Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6,673.955	12.53%
Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	4,850.113	9.11%
Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	4,250.349	7.98%
Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	3,898.499	7.32%
Investor	Charles Schwab & Co. Inc. Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	3,537.897	6.64%
Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	2859.851	5.37%
Investor	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	2,770.774	5.20%

______________________
* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and may disclaim any beneficial ownership.

ADDITIONAL INFORMATION

Other Fund Service Providers

Atlantic provides administration, fund accounting, and transfer agency services to the Fund and the Trust. Pursuant to a Compliance Services Agreement with the Trust, Atlantic also provides the Trust with a President, Chief Financial Officer and Chief Compliance Officer as well as with certain other compliance services. Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Trust’s principal underwriter. Foreside is not affiliated with Atlantic, Waterville or Carne.

Reports to Shareholders

The Fund will furnish to shareholders without charge, on request, copies of its annual and semi-annual reports to shareholders for the periods ended October 31, 2011 and April 30, 2011, respectively.  To request a copy of such reports, please write to the Fund at Carne Large Cap Value Fund, P.O. Box 588, Portland, Maine 04112, or call the Fund toll-free at (877) 356-9055.  The annual and semi-annual reports are also available, without charge, on Carne’s website at http://www.carnecapital.com.

By Order of the Board of Trustees, David Faherty Vice President

March 30, 2012

EXHIBIT A

FORUM FUNDS
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of May [XX], 2012, by and between Forum Funds, a Delaware statutory trust, with its principal office and place of business at Three Canal Plaza, Suite 600, Portland, Maine 04101 (the “Trust”), and Carne Capital, LLC a Pennsylvania liability company, with its principal office and place of business at Radnor Court, Suite 210, 259 Radnor Chester Road, Radnor, Pennsylvania 19087 (the “Adviser”).

W I T N E S S E T H :

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and may issue its shares of beneficial interest, no par value (the “Shares”), in separate series; and

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed in Appendix A hereto, as may be amended from time to time, (each a “Fund”), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the Trust and the Adviser hereby agree as follows:

SECTION 1.  APPOINTMENT; DELIVERY OF DOCUMENTS

(a)           The Trust hereby employs the Adviser, subject to the supervision of the Board of Trustees of the Trust (the “Board”), to manage the investment and reinvestment of the assets in the Fund and to provide other services as specified herein.  The Adviser accepts this employment and agrees to render its services for the compensation set forth herein.

(b)           In connection therewith, the Trust shall deliver to the Adviser copies of:  (i) the Trust’s Trust Instrument and Bylaws; (ii) the Trust’s Registration Statement and all amendments thereto with respect to the Fund filed with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act (the “Registration Statement”); (iii) the Trust’s current Prospectuses and Statements of Additional Information of the Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”); (iv) each plan of distribution or similar documents adopted by the Trust on behalf of the Fund under Rule 12b-1 of the 1940 Act and each current shareholder service plan or similar document adopted by the Trust on behalf of the Fund; and (v) all written policies and procedures adopted by the Trust with respect to the Fund that are relevant to the services provided by the Adviser (e.g., repurchase agreement procedures, Rule 17a-7 Procedures and Rule 17e-1 Procedures), and shall promptly furnish the Adviser with all amendments of or supplements to the foregoing.  In addition, the Trust shall deliver to the Adviser:  (v) a certified copy of the resolution of the Board, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act), appointing the Adviser and any subadviser and approving this Agreement and any subadvisory agreement; (w) a certified copy of the resolution of the Fund’s shareholder(s), if applicable, appointing the Adviser and each subadviser; (x) a copy of all proxy statements and related materials relating to the Fund; (y) a certified copy of the resolution of the Trust electing the officers of the Trust; and (z) any other documents, materials or information that the Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement.

(c)           The Adviser has delivered to the Trust (i) a copy of its code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”); (ii) a copy of its Certificate of Formation and Limited Liability Company Operating Agreement; (iii) a copy of its compliance manual; and (iv) a copy of its Form ADV Part I as filed with the SEC.  The Adviser shall promptly furnish the Trust with all amendments of or supplements to any of the foregoing.

SECTION 2.  DUTIES OF THE TRUST

In order for the Adviser to perform the services required by this Agreement, the Trust:  (i) shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be required; and (ii) shall ensure that the Adviser has reasonable access to all records and documents maintained by the Trust or any service provider to the Trust.

SECTION 3.  DUTIES OF THE ADVISER

Subject to the delegation of any of the following duties to one or more persons as permitted by Section 9 of this Agreement, the Adviser, at its own expense, shall render the following services to the Trust:

(a)           The Adviser will make decisions with respect to all purchases and sales of securities and other investment assets on behalf of the Fund consistent with the Fund’s investment objectives, policies and restrictions.  To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Fund.  In all purchases, sales and other transactions in securities and other investments for the Fund, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions, including voting of proxies with respect to securities owned by the Fund, subject to such proxy voting policies as approved by the Board.  The Adviser shall keep confidential the Fund’s holdings in accordance with the Fund’s policy concerning the disclosure of such holdings.  The Adviser also will treat confidentially and as proprietary information of the Trust all such records and other information relative to the Trust maintained by the Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, delayed or conditioned and may not be withheld where the Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; provided, however, that notwithstanding the foregoing, the Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Adviser;

Consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and applicable regulations and interpretations, the Adviser may allocate brokerage on behalf of the Fund to one or more broker-dealers who provide research services.  Subject to compliance with Section 28(e), the Adviser may cause the Fund to pay to any broker-dealer that provides research services a commission that exceeds the commission the Fund might have paid to a different broker-dealer for the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Adviser’s overall responsibilities to the Fund or its other advisory clients.  The Adviser may aggregate sales and purchase orders of the assets of the Fund with similar orders being made simultaneously for other accounts advised by the Adviser or its affiliates.  Whenever the Adviser simultaneously places orders to purchase or sell the same asset on behalf of the Fund and one or more other accounts advised by the Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over time to each account.

(b)           The Adviser will report to the Board at each meeting thereof as requested by the Board all material changes in the Fund since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Fund and the Adviser, and on its own initiative, or as requested by the Board, will furnish the Board from time to time with such information as the Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Fund’s holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Fund maintains investments, or otherwise.  The Adviser will also furnish the Board with such statistical and analytical information with respect to investments of the Fund as the Adviser may believe appropriate or as the Board reasonably may request.  In making purchases and sales of securities and other investment assets for the Fund, the Adviser shall comply with the directions and policies set from time to time by the Board as well as the limitations imposed by the Trust’s or the Fund’s policies and procedures, the Registration Statement, the 1940 Act, the Securities Act, the 1934 Act, the Internal Revenue Code of 1986, as amended, and other applicable laws.

(c)           The Adviser will from time to time employ or associate with such persons as the Adviser believes to be particularly fitted to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser.  No obligation may be incurred on the Trust’s behalf in any such respect.

(d)           The Adviser will report to the Board all matters related to the Adviser that are material to the Adviser’s performance of this Agreement.  The Adviser will notify the Trust as soon as reasonably practicable and, where possible, in advance of any change of control of the Adviser and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Adviser.

(e)           The Adviser shall maintain policies and procedures relating to the services it provides to the Trust that are reasonably designed to prevent violations of the federal securities laws as they relate to the Trust, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities.  As a service provider to the Trust, the Adviser shall cooperate fully with the Trust’s chief compliance officer in the execution of his/her responsibilities to monitor service providers to the Trust under Rule 38a-1 under the 1940 Act.  The Adviser also shall provide, upon reasonable request, the Trust’s chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.  Upon the written request of the Trust, the Adviser shall permit the Trust or its representatives to examine the reports required to be made to the Adviser under the Code of Ethics.

(f)           The Adviser will maintain records relating to its portfolio transactions and placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act.  The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Adviser or the Trust pursuant to applicable law.  The Adviser agrees that the books and records pertaining to the Trust that are in possession of the Adviser shall be the property of the Trust.  The Trust, or its representatives, shall have access to such books and records at all times during the Adviser’s normal business hours.  Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or its representatives.

(g)           The Adviser will cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to those accountants for the performance of the accountants’ duties.

(h)           The Adviser will provide the Fund and the Fund’s custodian and fund accountant on each business day with such information relating to all transactions concerning the Fund’s assets as the Fund or the Fund’s custodian and fund accountant may reasonably require, including, but not limited to, information required to be provided under the Trust’s Portfolio Securities Valuation Procedures; provided, however, that the Adviser shall not be deemed to be the pricing agent for the Fund.

(i)           In the performance of its duties under this Agreement the Adviser will (i) satisfy its fiduciary duties to the Fund, (ii) monitor the Fund’s investments and (iii) comply with the provisions of the Trust’s Declaration of Trust and Bylaws, as amended from time to time, and the applicable tax and regulatory requirements.  The Adviser will make its officers and employees available to the Trust from time to time at reasonable times to review investment policies of the Fund and to consult with regarding the investment affairs of the Fund.

SECTION 4.  COMPENSATION; EXPENSES

(a)           In consideration of the foregoing, the Trust shall pay the Adviser, with respect to the Fund, a fee at an annual rate as listed in Appendix A hereto.  Such fees shall be accrued by the Trust daily and shall be payable monthly in arrears on the fifth business day of each calendar month for services performed hereunder during the prior calendar month.  If fees begin to accrue in the middle of a month or if this Agreement terminates before the end of any month, all fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs.  Upon the termination of this

Agreement with respect to the Fund, the Trust shall pay to the Adviser such compensation as shall be payable prior to the effective date of termination.

(b)           The Adviser shall reimburse expenses of the Fund or waive its fees to the extent necessary to maintain the Fund’s expense ratio at an agreed-upon amount for a period of time specified in a separate letter of agreement.  The Adviser’s reimbursement of the Fund’s expenses shall be estimated and paid to the Trust monthly in arrears, at the same time as the Trust’s payment to the Adviser for such month and the Adviser hereby authorizes the Trust, upon notice to the Adviser, to setoff any such payment against fees payable to the Adviser pursuant to Section 4(a) hereof.

(c)           No fee shall be payable hereunder with respect to that portion of Fund assets that are invested in registered, open-end management investment companies for which the Adviser serves as investment adviser or subadviser and for which the Adviser already receives an advisory fee.

(d)           The Trust shall be responsible for and assumes the obligation for payment of all Trusts expenses not waived, assumed or agreed to be paid by the Adviser, including, but not limited to: (i) the fee payable under this Agreement; (ii) the fees payable to each administrator under an agreement between the administrator and the Trust; (iii) expenses of issue, repurchase and redemption of Shares; (iv) interest charges, taxes, brokerage fees and commissions, and dividends on short sales; (v) premiums of insurance for the Trust, its trustees and officers, and fidelity bond premiums; (vi) fees and expenses of third parties, including the Trust’s independent public accountant, custodian, transfer agent, dividend disbursing agent and fund accountant; (vii) fees of pricing, interest, dividend, credit and other reporting services; (viii) costs of membership in trade associations; (ix) telecommunications expenses; (x) funds’ transmission expenses; (xi) auditing, legal and compliance expenses; (xii) costs of forming the Trust and maintaining its existence; (xiii) costs of preparing, filing and printing the Trust’s Prospectuses, subscription application forms and shareholder reports and other communications and delivering them to existing shareholders, whether of record or beneficial; (xiv) expenses of meetings of shareholders and proxy solicitations therefor; (xv) costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts, of calculating the net asset value of Shares and of preparing tax returns; (xvi) costs of reproduction, stationery, supplies and postage; (xvii) fees and expenses of the Trust’s trustees and officers; (xviii) the costs of personnel (who may be employees of the Adviser, an administrator or their respective affiliated persons) performing services for the Trust; (xix) costs of Board, Board committee and other corporate meetings; (xx) SEC registration fees and related expenses; (xxi) state, territory or foreign securities laws registration fees and related expenses; and (xxii) all fees and expenses paid by the Trust in accordance with any distribution or service plan or agreement related to similar matters, except, in all such cases, expenses that are waived, assumed or agreed to be paid by the Adviser.

SECTION 5.  STANDARD OF CARE; INDEMNITY

(a)           The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust.  The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser’s duties or obligations under this Agreement or by reason of the Adviser’s reckless disregard of its duties and obligations under this Agreement.

(b)           Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser’s providing false or misleading information to other service providers.  The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

(c)           The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (i) any breach of the Adviser’s obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such.  The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser’s indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

(d)           The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

SECTION 6.  EFFECTIVENESS, DURATION AND TERMINATION

(a)           This Agreement shall become effective with respect to a Fund as of the date first written above; provided, that with respect to any Fund created after the initial date of this Agreement, this Agreement shall take effect as of the date specified in Appendix A to this Agreement following approval (i) by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of such party, and (ii) if required by the 1940 Act or applicable staff interpretations thereof, by vote of a majority of that Fund's outstanding voting securities. or, if a particular Fund is not in existence on that date, on the date specified in the amendment to Appendix A to this Agreement relating to such Fund or, if no date is specified, the date on which such amendment is executed) after approval by (1) a vote of a majority of the outstanding voting securities of that Fund and (2) a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of such party.

(b)           This Agreement shall remain in effect with respect to a Fund for a period of two years from the date of its effectiveness; provided however, that with respect to any Fund created after the date of this Agreement first written above, this Agreement shall remain in effect for an initial period of two years, and in either event shall continue in effect for successive annual periods thereafter with respect to a Fund; provided that such continuance is specifically approved at least annually: (i) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case; (ii) by a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if the continuation of this Agreement is not approved as to a Fund, the Adviser may continue to render to that Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

(c)           This Agreement may be terminated by the Trust if the Board, in its reasonable discretion and having due regard to the protection of investors, find that the services being rendered by the Adviser under this Agreement, fail in a material way to provide responsible management to the Fund or Funds as reasonably expected by an Investment Adviser, as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

(d)           This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty:  (i) by the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser; or (ii) by the Adviser on 60 days’ written notice to the Trust.  This Agreement shall terminate immediately upon its assignment.

SECTION 7.  ACTIVITIES OF THE ADVISER

Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the Adviser’s right, or the right of any of the Adviser’s directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other entity.

SECTION 8.  REPRESENTATIONS OF ADVISER.

The Adviser represents and warrants that it:  (i) is registered as an investment adviser under the Advisers Act (and will continue to be so registered for so long as this Agreement remains in effect); (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) will promptly notify the Trust that the Adviser is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (vi) will promptly notify the Trust of any material fact know to the Adviser respecting or relating to the Adviser that would make any written information provided to the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect; (vii) will promptly notify the Trust if the Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund.  For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure (or threatened departure) of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality.

SECTION 9.  SUBADVISERS

At its own expense, the Adviser may carry out any of its obligations under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act or who are exempt from registration thereunder (“Subadvisers”).  Each Subadviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required, by the shareholders of the applicable Fund.  The Adviser shall not be liable hereunder for any act or omission of any Subadviser, except to exercise good faith in the employment of the Subadviser and except with respect to matters as to which the Adviser assumes responsibility in writing.

SECTION 10. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees of the Trust and the shareholders of the Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

SECTION 11.  RIGHTS TO NAME

If the Adviser ceases to act as investment adviser to the Trust or any Fund whose name includes the term “Carne” (the “Mark”) or if the Adviser requests in writing, the Trust shall take prompt action to change the name of the Trust or any such Fund to a name that does not include the Mark.  The Adviser may from time to time make available without charge to the Trust for the Trust’s use any marks or symbols owned by the Adviser, including marks or symbols containing the Mark or any variation thereof, as the Adviser deems appropriate.  Upon the Adviser’s request in writing, the Trust shall cease to use any such mark or symbol at any time.  The Trust acknowledges that any rights in or to the Mark and any such marks or symbols that may exist on the date of this Agreement or arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Adviser.  The Adviser may permit other parties, including other investment companies, to use the Mark in their names without the consent of the Trust.  The Trust shall not use the Mark in conducting any business other than that of an investment company registered under the 1940 Act without the permission of the Adviser.

SECTION 12.  MISCELLANEOUS

(a)           No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the 1940 Act, by a vote of a majority of the outstanding voting securities of any Fund thereby affected.

(b)           No amendment to this Agreement or the termination of this Agreement with respect to a Fund shall affect this Agreement as it pertains to any other Fund, nor shall any such amendment require the vote of the shareholders of any other Fund.

(c)           Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement.

(d) This Agreement shall be construed, performed and enforced in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflicts of law thereof except Sections 5-1401 and 5-1402 of the New York General Obligations Law.  Each of the parties hereto hereby irrevocably agrees that any action or proceeding against it seeking any remedy arising out of this Agreement or any of the transactions contemplated hereby shall be brought only in the United States District Court for the Southern District of New York (or, if such court does not have subject matter jurisdiction over such dispute, in the Supreme Court of the State of New York in and for the County of New York, preserving, however, all rights of removal to a federal court under 28 U.S.C. § 1441), and each party consents to service of process outside the territorial jurisdiction of any such court and will not assert the defense of lack of personal jurisdiction or forum non conveniens in response to any such action or seek to change venue from the forum in which any such action is initially commenced.

(e)           This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement between those parties with respect to the subject matter hereof, whether oral or written.

(f)           This Agreement may be executed by the parties hereto on any number of counterparts, and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

(g)           If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

(h)           Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

(i)           Notices, requests, instructions and communications received by the parties at their respective principal places of business, as indicated above, or at such other address as a party may have designated in writing, shall be deemed to have been properly given.

(j)           Notwithstanding any other provision of this Agreement, the parties agree that the assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund and each other series of the Trust and that no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund or any other series of the Trust, whether arising under this Agreement or otherwise.

(k)           No affiliated person, employee, agent, director, officer or manager of the Adviser shall be liable at law or in equity for the Adviser’s obligations under this Agreement.

(l)           The terms “vote of a majority of the outstanding voting securities”, “interested person”, “affiliated person,” “control” and “assignment” shall have the meanings ascribed thereto in the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(m)           Each of the undersigned warrants and represents that they have full power and authority to sign this Agreement on behalf of the party indicated and that their signature will bind the party indicated to the terms hereof and each party hereto warrants and represents that this Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the party, enforceable against the party in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

(n)           The Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Fund’s name that merely refers in accurate and factual terms to the Trust or Fund in connection with Adviser’s role hereunder or that is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

(o)           The provisions of Sections 5, 6, 10 and 12 shall survive any termination of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

FORUM FUNDS

By: _______________
       Stacey E. Hong
       President

                         CARNE CAPITAL, LLC

By:  ______________
        Francis S. Bonner
        Manager

FORUM FUNDS
INVESTMENT ADVISORY AGREEMENT

Appendix A

Funds of the Trust	Fee as a % of the Annual Average Daily Net Assets of the Fund
Carne Large Cap Value Fund (f/k/a Waterville Large Cap Value )	0.95%

PROXY TABULATOR
PO BOX 9112
FARMINGDALE, NY 11735

  To vote by Internet
  1) Read the Proxy Statemetn and have the proxy card below at hand.
  2) Go to website www.proxyvote.com
  3) Follow the instructions provided on the website.

  To vote by Telephone
  1) Read the Proxy Statement and have the proxy card below at hand.
  2) Call 1-800-690-6903
  3) Follow the instructions.

  To vote by Mail
  1) Read the Proxy Statement.
  2) Check the appropriate box on the proxy card below.
  3) Sign and date the card.
  4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARNE LARGE CAP VALUE FUND

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” each proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

	For	Against	Abstain
1. To approve the new investment advisory agreement between Forum Funds and Carne Capital, LLC with respect to Carne Lage Cap Value.	0	0	0

Please sign exactly as name appears on this proxy. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]    Date                                            Signature [PLEASE SIGN WITHIN BOX]Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
You can find the proxy statement online at www.proxyvote.com

FOLD HERE
<xxxxx>2

PROXY                                                                                                            PROXY

CARNE LARGE CAP VALUE FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2012

This Proxy is solicited on behalf of the Board of Trustees of the Forum Funds on behalf of the Carne Large Cap Value Fund. The undersigned hereby appoints as proxies David Faherty and Lina Bhatnagar, and each of them (with power of substitution), to vote all shares of the undersigned of the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Eastern time, on May 3, 2012, at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of the Meeting of Shareholders and the Proxy Statement.

          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE SIGN ON REVERSE SIDE OF THIS CARD